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                                                                EXHIBIT 10.1.2

                                                                CONFORMED COPY

                    AMENDED AND RESTATED CREDIT AGREEMENT


     AMENDED AND RESTATED CREDIT AGREEMENT dated as of April 12, 2000, amending the Credit Agreement dated as of April 7, 1994 and amended and restated as of January 29, 1998, as amended by Waiver and Amendment No. 1 dated as of December 16, 1998, further amended and restated as of March 15, 1999 and further amended by Amendment No. 1 dated as of April 23, 1999 (the "CREDIT AGREEMENT") among APPLIED EXTRUSION TECHNOLOGIES, INC. (the "COMPANY"), the LENDERS party thereto (the "LENDERS") and THE CHASE MANHATTAN BANK, as Administrative Agent (the "ADMINISTRATIVE AGENT").

                          W I T N E S S E T H :

     WHEREAS, the parties hereto desire to amend the Credit Agreement to increase the amount of working commitments by $10,000,000, modify the borrowing base provisions, the leverage ratio covenant and the assignment provisions and permit the disposition of certain assets, all as more fully set forth below, and to restate the Credit Agreement in its entirely to read as set forth in the Credit Agreement with the amendments specified below;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. DEFINED TERMS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, from and after the date hereof, refer to the Credit Agreement as amended and restated hereby.

     SECTION 2. SECTION 1.01 AND EXHIBIT C. (a) The definitions of "Available PP&E Amount" and "Borrowing Base" in Section 1.01 of the Credit Agreement, and Exhibit C to the Credit Agreement, are amended to replace the number "$35,000,000" with the number "$40,000,000". The definition of "Available PP&E Amount" is further amended to replace the date "March 15, 1999" with the date "April 12, 2000".


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     (b) Section 1.01 of the Credit Agreement is further amended by adding in the appropriate alphabetical order the following definition:

     "TERRE HAUTE TUBULAR ASSETS" shall mean the four seven foot wide and the two ten foot wide tubular OPP film lines and associated slitters and winders, and all polymer handling, reclaim, general services and lab equipment, and various other pieces of ancillary machinery and equipment used in conjunction with the foregoing, all currently operated at the plant known as the Tubular Plant located in Terre Haute, Indiana.

     SECTION 3. SECTION 9.11. The chart set forth in Section 9.11 of the Credit Agreement is amended to replace the line currently reading "October 1, 2000 through March 31, 2001 4:00:1" with the following two lines:

          October 1, 2000 through December 31, 2000     4.50:1
          January 1, 2001 through March 31, 2001        4.00:1

     SECTION 4. SECTION 9.12. Section 9.12 of the Credit Agreement is amended by amending clause (viii) to add after the words "of the Tenter I Plant Assets" the following:

          , of the Terre Haute Tubular Assets

     SECTION 5. SECTION 12.06. Section 12.06 of the Credit Agreement is amended to insert "(a)" at the beginning thereof and to add the following paragraph (b) at the end thereof.

     (b) Notwithstanding anything to the contrary contained herein, any Lender (a "Granting Lender") may grant to a special purpose funding vehicle (an "SPC") of such Granting Lender, identified as such in writing from time to time by the Granting Lender to the Administrative Agent and the Company, the option to provide to the Company all or any part of any Loan that such Granting Lender would otherwise be obligated to make to the Company, PROVIDED that (i) nothing herein shall constitute a commitment to make any Loan by any SPC and (ii) if an SPC elects not to exercise such option or otherwise fails to provide all or any part of such Loan, the Granting Lender shall be obligated to make such Loan pursuant to the terms hereof. The making of a Loan by an SPC hereunder shall utilize the Commitment of the Granting Lender to the same extent, and as if, such Loan were made by the Granting Lender. Each party hereto agrees that no SPC shall be liable for any payment under this Agreement for which a Lender would otherwise be liable, for as long as, and to the extent, the related Granting Lender makes such payment. In furtherance of the foregoing, each party hereto hereby agrees that, prior to the date that is one year and one day after the payment in full of all outstanding senior indebtedness of any SPC, it will not institute against, or join


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any other person in instituting against, such SPC any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceedings under the laws of the United States or any State thereof. In addition, notwithstanding anything to the contrary contained in this Section
12.06 any SPC may (i) with notice to, but without the prior written consent of, the Company or the Administrative Agent and without paying any processing fee therefor, assign all or portion of its interests in any Loans to its Granting Lender or to any financial institutions (if consented to by the Company and the Administrative Agent) providing liquidity and/or credit facilities to or for the account of such SPC to fund the Loans made by such SPC or to support the securities (if any) issued by such SPC to fund such Loans and (ii) disclose on a confidential basis any non-public information relating to its Loans to any rating agency, commercial paper dealer or provider of a surety, guarantee or credit or liquidity enhancement to such SPC.

     SECTION 6. INCREASED COMMITMENTS. The aggregate amount of the Working Capital Commitments under this Amended and Restated Agreement is increased on and as of the Effective Date (as hereinafter defined) by $10,000,000 (the "INCREASE") to $80,000,000, and each Lender's Working Capital Commitment on and as of the Effective Date is the amount set forth opposite its name on the signature pages hereof. Each Lender's participation in any Participation Letter of Credit outstanding prior to the Effective Date and the related Letter of Credit Liabilities is automatically adjusted on and as of the Effective Date to reflect such Lender's new Working Capital Commitment Percentage. On the Effective Date, the principal amount of each Lender's outstanding Loans shall be adjusted, and such Lender shall make or receive payments to or from the other Lenders, and such other adjustments shall be made, as may be required so that all outstanding Loans shall be held by the Lenders in proportion to their new Working Capital Commitment Percentages.

     SECTION 7. REPRESENTATIONS OF COMPANY. The Company represents and warrants that after giving effect to the foregoing provisions of this Amended and Restated Credit Agreement (i) the representations and warranties of the Company and its Subsidiaries made in each Basic Document shall be true (or, in the case of Basic Documents which are not Financing Documents, true in all material respects) on and as of the Effective Date (as hereinafter defined) to the same extent as they would be required to be under Section 7.01(b) on the occasion of any Loan or issuance of any Letter of Credit and
(ii) no Default will have occurred and be continuing on such date.

     SECTION 8. GOVERNING LAW. THIS AMENDED AND RESTATED CREDIT AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.


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     SECTION 9. COUNTERPARTS. This Amended and Restated Credit Agreement may
be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 10. EFFECTIVENESS. This Amended and Restated Credit Agreement shall become effective, and the Credit Agreement shall have been restated to read as set forth in the Credit Agreement with the amendments specified herein, as of the date hereof on the date (the "EFFECTIVE DATE") when the Administrative Agent shall have received (i) from the Company for the account of each Lender, an amendment fee equal to the sum of (x) 0.25% of such Lenders' Working Capital Commitment as in effect prior to the Increase (as defined above) and (y) 1.0% of such Lender's pro rata share of the Increase,
(ii) an opinion of Ropes & Gray, counsel for the Company (or such other counsel for the Company as may be acceptable to the Administrative Agent), substantially to the effect of Exhibit D to the Credit Agreement with reference to this Amendment and Restatement and the Credit Agreement as amended and restated hereby, (iii) from each of the Company and the Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof, and (iv) such other documents and instruments as the Administrative Agent may reasonably request in connection with this Amendment and Restatement and the transactions contemplated hereby.



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     IN WITNESS WHEREOF, the parties hereto have caused this Amended and
Restated Credit Agreement to be duly executed as of the date first above written.

                                   APPLIED EXTRUSION
                                     TECHNOLOGIES, INC.


                                   By: /s/ Anthony J. Allott
                                       ---------------------------------
                                       Title: Vice President & Chief
                                              Financial Officer


Working Capital Commitment         THE CHASE MANHATTAN BANK
$15,500,000.00
                                   By: /s/ Peter A. Dedousis
                                       ---------------------------------
                                       Title: Managing Director



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Working Capital Commitment         LASALLE BUSINESS CREDIT, INC.
$17,714,285.74

                                   By: /s/ John C. Baier
                                       ---------------------------------
                                       Title: Vice President

Working Capital Commitment         FLEET NATIONAL BANK
$15,500,000.00
                                   By: /s/ H. Ellery Perkinson
                                       ---------------------------------
                                       Title: Vice President

Working Capital Commitment         PNC BANK, N.A.
$14,857,142.84
                                   By: /s/ Craig T. Sheetz
                                       ---------------------------------
                                       Title: Vice President

Working Capital Commitment         FIRST UNION NATIONAL BANK
$16,428,571.42
                                   By: /s/ John T. Trainer
                                       ---------------------------------
                                       Title: Vice President


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